                                                                   EXHIBIT 10.15

                                FIRST AMENDMENT
                                      TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of March 30, 2001 (the "First Amendment Effective Date"), is executed and entered into by and between THE ACR GROUP, INC., a Texas corporation (the "Borrower"), the undersigned Guarantors and BANK OF AMERICA, N.A., a national banking association (the "Lender"), as follows:

                                    RECITAL:

     The Borrower, joined by the Guarantors, and the Lender are parties to the certain Amended and Restated Loan and Security Agreement dated as of May 25, 2000 (the "Agreement"), and have agreed to amend the Agreement as provided below.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions

     Section 1.1 Definitions. Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Agreement, as amended by this Amendment.

                                   ARTICLE 2

                                  Amendments

     Section 2.1 Amendment and Addition to Definitions in Article 1 of the Agreement.

     (a) Effective as of the First Amendment Effective Date, the following definition hereby is added to Section 1.1 of the Agreement, and is deemed to be inserted immediately following the existing definition of "Existing Liens":

     "Existing Real Estate Term Loan" means the loan and related obligations evidenced by Real Estate Term Note A.

     (b) Effective as of the First Amendment Effective Date, the following definitions in Section 1.1 of the Agreement are hereby amended and restated in their entirety to read as follows:

     "Real Estate Term Loan B Maximum Amount" means an amount equal to $487,500.

First Amendment to Amended and Restated Loan and Security Agreement - Page 1

     "Tangible Net Worth" means, as applied to any Person, the Net Worth of such Person plus Subordinated Debt at the time in question, after deducting therefrom the amount of all intangible items reflected therein, including the unamortized amount of all debt discount and expense, research and development expense, deferred charges, goodwill, Intellectual Property, excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP (provided, that notwithstanding the foregoing there shall not be deducted the effect, if any, of any write-down of non-cash deferred taxes).

     Section 2.2. Amendment to Section 2B.1(b). Effective on and after the First Amendment Effective Date, the date "November 27, 2000" in Section 2B.1(b) of the Agreement hereby is amended and restated to read "March 30, 2001."

     Section 2.3. Amendment to Section 10.1. Effective on the First Amendment Effective Date, Section 10.1 of the Agreement hereby is amended and restated in its entirety to read as follows:

Section 10.1 Financial Ratios.

   (a) Maximum Leverage Ratio. Permit the Leverage Ratio of Borrower and its Subsidiaries on a consolidated basis, as of the last day of any of the following specified fiscal quarters, to be greater than the corresponding amount specified for such fiscal quarter:

       Fiscal Quarter Ending                   Maximum Ratio
       ---------------------                   -------------
       May 31, 2001:                           9.50 to 1.00

       August 31, 2001                         6.35 to 1.00

       November 30, 2001                       5.00 to 1.00

       February 28, 2002                       4.75 to 1.00

       the last day of each
       fiscal quarter thereafter:              4.50 to 1.0

   (b) Minimum Tangible Net Worth. Permit the Tangible Net Worth of Borrower and its Subsidiaries, on a consolidated basis, as of the last day of any of the following specified fiscal quarters, to be less than the corresponding amount specified for such fiscal quarter:

       Fiscal Quarter Ending                           Minimum Amount
       ---------------------                           --------------
       February 28, 2001                                 $5,200,000

       May 31, 2001                                      $5,300,000

First Amendment to Amended and Restated Loan and Security Agreement - Page 2

       November 30, 2001                     $6,200,000

       February 28, 2002                     $6,200,000

       the last day of each
       fiscal quarter thereafter             $6,200,000 plus an amount
                                             equal to fifty percent (50%) of the
                                             cumulative Adjusted Net Income of
                                             Borrower and its Subsidiaries on a
                                             consolidated basis, determined for
                                             the period beginning March 1, 2002
                                             and ending on the last day of such
                                             fiscal quarter

   (c) Free Cash Flow to Fixed Charges. Permit the ratio of Free Cash Flow to Fixed Charges, determined for Borrower and its Subsidiaries on a consolidated basis as of the end of any fiscal quarter for the preceding four fiscal quarters, to be less than the ratios specified as follows:

       Fiscal Quarter Ending                     Minimum Ratio
       ---------------------                     -------------
       May 31, 2001                              0.34 to 1.0

       August 31, 2001                           0.67 to 1.0

       November 30, 2001                         1.00 to 1.0

       February 28, 2002                         1.15 to 1.0

       The last day of
       Each fiscal quarter thereafter            1.15 to 1.0

     Section 2.5 Amendment to Schedule 5.1(a). Effective on the First Amendment Effective Date, Schedule 5.1(a) of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 5.1(a) attached to this Amendment.

     Section 2.6 Amendment to Schedule 5.1(b). Effective on the First Amendment Effective Date, Schedule 5.1(b) of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 5.1(b) attached to this Amendment.

     Section 2.7 Amendment to Schedule 5.1(h). Effective on the First Amendment Effective Date, Schedule 5.1(h) of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 5.1(h) attached to this Amendment.

First Amendment to Amended and Restated Loan and Security Agreement - Page 3

     Section 2.8 Amendment to Schedule 5.1(i). Effective on the First Amendment Effective Date, Schedule 5.1(i) of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 5.1(i) attached to this Amendment.

     Section 2.9 Amendment to Schedule 5.1(j). Effective on the First Amendment Effective Date, Schedule 5.1(j) of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 5.1(j) attached to this Amendment.

     Section 2.10 Amendment to Schedule 5.1(p). Effective on the First Amendment Effective Date, Schedule 5.1(p) of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 5.1(p) attached to this Amendment.

     Section 2.11 Amendment to Schedule 5.1(u). Effective on the First Amendment Effective Date, Schedule 5.1(u) of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 5.1(u) attached to this Amendment.

     Section 2.12 Amendment to Schedule 5.1(w). Effective on the First Amendment Effective Date, Schedule 5.1(w) of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 5.1(w) attached to this Amendment.

     Section 2.13 Amendment to Schedule 10.3. Effective on the First Amendment Effective Date, Schedule 10.3 of the Agreement hereby is amended and restated in its entirety to read as provided by Schedule 10.3 attached to this Amendment.

     Section 2.14 Amendment to Loan Documents. Effective on the First Amendment Effective Date, all references to "Time Energy Systems Southwest, Inc." in the Loan Documents are hereby amended and restated to read "CAC Distributors, Inc. (f/k/a Time Energy Systems Southwest, Inc.)".

                                   ARTICLE 3

                     Waiver of Specified Event of Default

     Section 3.1  Waiver of Specified Event of Default.  Subject to Section
12.10 of the Loan and Security Agreement, Effective as of the First Amendment Date the Lender waives any Event of Default which exists by reason of the Borrower's non-compliance with the requirements of Sections 10.1(a), 10.1(b) and 10.1(c) of the Loan and Security Agreement with respect to the fiscal quarters ending August 31, 2000, November 30, 2000, and February 28, 2001.

     Section 3.2 Limitation. The waiver granted pursuant to Section 3.1 of this Amendment is expressly limited as provided therein.

First Amendment to Amended and Restated Loan and Security Agreement - Page 4

                                   ARTICLE 4

                                 Miscellaneous

     Section 4.1 Acknowledgment of Expiration of Facility for Real Estate Term Loan C. Borrower acknowledges that the facility for Real Estate Term Loan C has expired and that Lender has no commitment or obligation with respect thereto.

     Section 4.2 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

     (a) The Lender shall have received all of the following, each dated the date of the First Amendment Effective Date, in form and substance satisfactory to the Lender:

          (i) Amendment. This Amendment, duly executed by each of the Borrower, the Guarantors, and the Lender;

          (ii) Secretary's Certificate. Certificates of incumbency and specimen signatures with respect to each of the officers of (i) the Borrower authorized to execute and deliver this Amendment and any and all other Loan Documents now or hereafter to be executed on behalf of the Borrower in connection with this Amendment, and (ii) the Guarantors authorized to execute and deliver this Amendment and any and all other Loan Documents now or hereafter to be executed on behalf of any Guarantor in connection with this Amendment, in each case certified by the corporate secretary of the Borrower or such Guarantors, as the case may be, effective as of the First Amendment Effective Date;

          (iii) Authorizing Resolutions. Copies of all action taken by the Borrower and the Guarantors to authorize the execution, delivery and performance of this Amendment, in each case certified by the corporate secretary of the Borrower or each such Guarantor, as the case may be, effective as of the First Amendment Effective Date;

     (b) On the First Amendment Effective Date and as of the date of signing by Borrower and Guarantors of this Amendment, after giving effect to this Amendment, the representations and warranties contained in this Amendment, the Agreement, as amended hereby, and all other Loan Documents shall be true and correct as if made on such dates (except those, if any, which by their terms specifically relate only to a different date);

     (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be reasonably satisfactory to the Lender;

     (d) On the First Amendment Effective Date and as of the date of signing by Borrower and Guarantors of this Amendment, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

     (e) Borrower shall have paid to the Lender an amendment fee in the amount of $15,000.

First Amendment to Amended and Restated Loan and Security Agreement - Page 5

     Section 4.3  Representations and Warranties.

          (a) Each of the Borrower and the Guarantors has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement and each of the other Loan Documents in accordance with their respective terms. This Agreement has been duly executed and delivered by the duly authorized officers of each of the Borrower and the Guarantors and is a legal, valid and binding obligation of each of the Borrower and the Guarantors, respectively, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency and similar laws of general application.

          (b) On the First Amendment Effective Date and as of the date of signing by Borrower and Guarantors of this Amendment, after giving effect to this Amendment, the representations and warranties contained in this Amendment, the Agreement, as amended hereby, and all other Loan Documents are true and correct as if made on such dates (except those, if any, which by their terms specifically relate only to a different date).

          (c) On the First Amendment Effective Date and as of the date of signing by Borrower and Guarantors of this Amendment, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     Section 4.4 Reaffirmation. The Loan Documents remain in full force and effect, as amended by this Amendment. Each of the of the Borrower and the Guarantors represents, warrants and agrees that as of First Amendment Effective Date and as of the date of signing by Borrower and Guarantors of this Amendment there are no claims or offsets against or defenses or counterclaims to its obligations under the Loan Documents and hereby waives any and all such claims, offsets, defenses or counterclaims, whether known or unknown, arising on or prior to such date.

     Section 4.5 Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.

     Section 4.6 Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended by this Amendment.

     Section 4.7 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.8 General. This Amendment, when signed by Borrower, Guarantor and each of the Lenders, (i) shall be deemed effective prospectively as of the First Amendment Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii)SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement and (vi) shall constitute a Loan Document. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

First Amendment to Amended and Restated Loan and Security Agreement - Page 6

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as provided by Section 4.8 of this Amendment.

                              BORROWER:

                              ACR GROUP, INC.

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              LENDER:

                              BANK OF AMERICA, N.A.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


First Amendment to Amended and Restated Loan and Security Agreement - Page 7

                             CONSENT BY GUARANTORS

                     CONSENT AND AGREEMENT BY SUBSIDIARIES

     Reference is made to the forgoing First Amendment to Amended and Restated Loan and Security Agreement (the "Agreement"). For value received, and in consideration of benefits to the undersigned under and resulting from the Agreement and the other Loan Documents, and without impairing any obligation of the undersigned under any Guaranty previously executed for the benefit of the Lender (or any of its predecessors), each of the undersigned Subsidiaries of Borrower consents to and agrees to be bound by the Agreement. Without limiting the forgoing, each of the undersigned Subsidiaries hereby (i) ratifies and confirms all security interests and liens previously granted by it to or for the benefit of Lender and agrees that such security interests and liens shall continue in full force and effect as security for the Secured Obligations as provided by the Agreement and the Loan Documents and (ii) ratifies and confirms any and all Guaranty agreements previously executed by it for the benefit of Lender (or any predecessor of Lender) as being and continuing in full force and effect.

     Signed by the undersigned Subsidiaries effective as of the First Amendment Effective Date.

                              ACR SUPPLY, INC.

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              TOTAL SUPPLY, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              HEATING AND COOLING SUPPLY, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


First Amendment to Amended and Restated Loan and Security Agreement - Page 8

                              VALLEY SUPPLY, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              ENER-TECH INDUSTRIES, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              FLORIDA COOLING SUPPLY, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              LIFETIME FILTER, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              WEST COAST HVAC SUPPLY, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


First Amendment to Amended and Restated Loan and Security Agreement - Page 9

                              CONTRACTORS HEATING & SUPPLY, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


                              CAC DISTRIBUTORS, INC. (f/k/a Time Energy Systems Southwest, Inc.)


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:


First Amendment to Amended and Restated Loan and Security Agreement - Page 10

                                SCHEDULE 5.1(A)

                             FOREIGN QUALIFICATIONS

Company                                            State
-------                                            -----

ACR SUPPLY, INC.                                 Louisiana

TOTAL SUPPLY, INC.                               Georgia
                                                 Alabama
                                                 Florida
                                                 N. Carolina
                                                 S. Carolina

VALLEY SUPPLY, INC.                              Tennessee
                                                 Kentucky

FLORIDA COOLING SUPPLY, INC.                     Florida

WEST COAST HVAC SUPPLY, INC.                     California

CONTRACTORS HEATING & SUPPLY, INC.               Colorado
                                                 New Mexico



SCHEDULE 5.1(a)

                                SCHEDULE 5.1(b)

                            SUBSIDIARIES OF BORROWER

ACR Supply, Inc.
Total Supply, Inc.
Heating and Cooling Supply, Inc.
Valley Supply, Inc.
Ener-Tech Industries, Inc.
Florida Cooling Supply, Inc.
Lifetime Filter, Inc.
West Coast HVAC Supply, Inc.
Contractors Heating & Supply, Inc.
CAC Distributors, Inc. (f/k/a Time Energy Systems Southwest, Inc.)



SCHEDULE 5.1(b)

                                SCHEDULE 5.1(h)

                          REAL ESTATE OWNED AND LEASED

A.  List of owned real estate:

1.  806 East Harris
    Pasadena, TX  77506
    occupied by ACR Supply, Inc.

2.  1005 Katyland Drive
    Katy, TX  77493
    occupied by Lifetime Filter, Inc.

3.  5401 NW 13th Street
    Suite B
    Gainesville, FL 32653
    occupied by Florida Cooling Supply, Inc.

B.  List of leased real estate:

1.  All leased properties listed on Schedule 5.1(v)

2.  3200 Wilcrest Dr.
    Suite 440
    Houston, TX  77042
    occupied by ACR Group,Inc.
    Lessor: Transwestern Westchase III, L.P.

3.  2101 W. 42nd Street
    Winter Haven, FL
    Lessor: Wesley S. and Margaret K. Lawson
    Lessee: Florida Cooling Supply, Inc.

C.  List of leased personal property that is valued in excess of $100,000:

1.  AS/400-e computer system and operating software
    Property located at 8798 Westpark, Houston, TX  77042
    Original cost - $190,160
    Lessor: Matrix Funding Corporation

SCHEDULE 5.1(h) - Page 1

2.   Sheet metal elbow machine
     Property located at 3130 N. El Paso, Colorado Springs, CO 80907 Original cost - $100,900
     Lessor: Matrix Funding Corporation

D.  Subleased properties:

1.   2101 W. 42nd Street Winter Haven, FL
     Lessee: Florida Cooling Supply, Inc.
     Sub-lessee: Advanced A/C & Refrigeration, Inc.

2.   9516 Neils Thompson Dr, Suites 112, 114 and 116
     Austin, TX
     Lessee:ACR Supply, Inc.
     Sub-lessee: Swiff-Train Company

SCHEDULE 5.1(h) - Page 2

                                SCHEDULE 5.1(i)

                                LIENS EXCEPTIONS

1. Liens securing promissory notes:

                                                                                          Original
                                                                                         Principal                Principal
Maker                                   Payee                   Date                       Amount                  Balance
---------------------------------------------------------------------------------------------------------------------------
ACR Supply, Inc.              The Catalyst Fund, Ltd.            5/26/1993               $  800,000                $ 87,247

Total Supply, Inc.            The Catalyst Fund, Ltd.            5/26/1993               $  100,000                $ 10,906

Heating and Cooling           The Catalyst Fund, Ltd.            5/26/1993               $  100,000                $ 10,906
 Supply, Inc.

West Coast HVAC               The Catalyst Fund, Ltd.            4/14/1997               $  450,000                $112,500
 Supply, Inc.

ACR Group, Inc.               The Catalyst Fund, Ltd.            1/28/1998               $  440,000                $210,853

ACR Group, Inc.               Southwest/Catalyst                 1/28/1998               $1,100,000                $479,167
                               Capital, Ltd.

2. Lien securing purchases by ACR Supply, Inc. from International Comfort Supply, Inc., subject to Subordination Agreement between ACR Supply, Inc., Inter-City Products Corporation (USA), NationsBank of Texas, N.A., and The Catalyst Fund, Ltd., dated March 8, 1994.

3. Liens granted to GMC Sales Corp. by Valley Supply, Inc., Total Supply, Inc. (f/k/a Fabricated Systems, Inc.) and Heating and Cooling Supply, Inc., subject to Subordination Agreements between GMC Sales Corp. and NationsBank of Texas, N.A. dated March 8, 1994.

4. Lien granted to Armstrong Air Conditioning, Inc. by West Coast HVAC Supply, Inc. d/b/a ACH Supply, granting security interest in inventory purchased from Armstrong by ACH Supply.

5. Liens securing purchase money loans by West Coast HVAC Supply, Inc., d/b/a ACH Supply, and CAC Distributors, Inc. from Transamerica Commercial Finance Corporation to finance purchase of Inventory consisting of Nordyne products, as evidenced by the certain Security Agreement dated _____, 2000 between West Coast HVAC Supply, Inc. d/b/a ACH Supply,CAC Distributors, Inc. (f/k/a Time Energy Systems Southwest, Inc.) and Transamerica Commercial Finance Corporation.

6. Lien granted to GHP, Ltd., a Florida limited partnership, by Florida Cooling Supply, Inc., granting security interests in real property and improvements purchased from GHP, Ltd.

SCHEDULE 5.1(i) - Page 1

7. Liens securing purchase money loans by Florida Cooling Supply, Inc. and Heating and Cooling Supply, Inc. from Deutsche Financial Services Corporation to finance purchase of Inventory consisting of International Comfort Products Corporation (USA) products, as evidenced by the certain Agreement for Wholesale Financing dated March 30, 2001 between Florida Cooling Supply, Inc., Heating and Cooling Supply, Inc. and Deutsche Financial Services Corporation.

SCHEDULE 5.1(i) - Page 2

                                SCHEDULE 5.1(j)

                        INDEBTEDNESS FOR MONEY BORROWED

                           * AS OF FEBRUARY 28, 2001

                                                        DESCRIPTION          CURRENT    LONG-TERM       TOTAL
                                                        -----------          -------    ---------       -----
ACR GROUP, INC.
  Bank of America                                revolving line of credit          0   23,328,902    23,328,902
  Bank of America                                mortgage                     28,800      237,419       266,219
  Bank of America                                term loan facility           94,596       63,064       157,660
  SW/Catalyst Capital Partners                   note (subordinated)         250,000      229,167       479,167
  SW/Catalyst Capital Partners                   warrant valuation (GAAP)          0      (20,000)      (20,000)
  The Catalyst Fund, Ltd.                        note (subordinated)         110,000      100,833       210,833
  Toyota Motor Credit                            note - automobiles (2)       24,986       50,843        75,829
                                                                             -------   ----------    ----------
                                                                             508,382   23,990,228    24,498,610
                                                                             -------   ----------    ----------
ACR SUPPLY, INC.
  Mike Kothawala                                 note (subordinated)         136,713            0       136,713
  The Catalyst Fund, Ltd.                        note (subordinated)               0       87,247        87,247
  Toyota Motor Credit                            lease - forklifts (6)        23,546       31,349        54,895
  Lease Plan USA                                 lease - trucks (2)            1,190            0         1,190
  Enterprise Leasing                             lease - trucks (2)            1,040            0         1,040
                                                                             -------   ----------    ----------
                                                                             162,489      118,596       281,085
                                                                             -------   ----------    ----------
TOTAL SUPPLY, INC.
  Toyota Motor Credit                            lease - forklifts (5)        16,583       59,692        76,275
  Enterprise Leasing                             lease - trucks (3)            1,928            0         1,928
  The Catalyst Fund, Ltd.                        note (subordinated)               0       10,906        10,906
                                                                             -------   ----------    ----------
                                                                              18,511       70,598        89,109
                                                                             -------   ----------    ----------
HEATING & COOLING SUPPLY, INC.
  Zion Credit Corporation                        lease - furniture/equip.     13,658       21,608        35,266
  The Catalyst Fund, Ltd.                        note (subordinated)               0       10,906        10,906
  Yale Financial Services                        lease - forklift              4,253        1,106         5,359
                                                                             -------   ----------    ----------
                                                                              17,911       33,620        51,531
                                                                             -------   ----------    ----------
VALLEY SUPPLY, INC.
  Toyota Motor Credit                            lease - forklifts (3)         5,664       11,031        16,695
                                                                             -------   ----------    ----------
ENER-TECH INDUSTRIES, INC.
  Advanta Leasing                                lease - phone system          3,629          667         4,296
                                                                             -------   ----------    ----------
FLORIDA COOLING SUPPLY, INC.
  George KPH Partnership                         seller mortgage              17,754      797,544       815,298
  Toyota Motor Credit                            lease - forklifts (4)        16,716       55,636        72,352
                                                                             -------   ----------    ----------
                                                                              34,470      853,180       887,650
                                                                             -------   ----------    ----------
WEST COAST HVAC SUPPLY, INC.
  The Catalyst Fund, Ltd.                        note (subordinated)               0      112,500       112,500
                                                                             -------   ----------    ----------
CONTRACTORS HEATING & SUPPLY, INC.
  Frank Cabral                                   note (subordinated)          50,667       76,000       126,667
  Matrix Funding                                 lease - machinery            26,219       25,505        51,724
  GMAC                                           lease - truck                 2,809        1,522         4,331
  Yale Financial Services                        lease - forklift              5,976       16,145        22,121
  Toyota Motor Credit                            lease - forklifts (3)        11,925       36,536        48,461
                                                                             -------   ----------    ----------
                                                                              97,596      155,708       253,304
                                                                             -------   ----------    ----------
TOTAL INDEBTEDNESS AS OF FEBRUARY 28, 2001                                   848,652   25,346,128    26,194,780
                                                                             =======   ==========    ==========
Loans and notes, not subordinated                                            166,136   24,477,772    24,643,908
Loans and notes, subordinated                                                547,380      607,559     1,154,939
Capital leases                                                               135,136      260,797       395,933
                                                                             -------   ----------    ----------
                                                                             848,652   25,346,128    26,194,780
                                                                             -------   ----------    ----------

SCHEDULE 5.1(j)

                                SCHEDULE 5.1(p)

                                 ERISA MATTERS

1.  BENEFIT PLANS

ACR Group, Inc. Retirement Plan with Hartford Life Insurance Company.

     401(k) plan with employer matching contributions and discretionary employer additional contributions, for employees of all ACR Group, Inc. companies.

Contractors Heating and Supply, Inc. Retirement Plan with Principal Financial Group

     401(k) plan for employer and employee contributions prior to the effective date of the acquisition by ACR Group, Inc.

AH & L Group Plan #760546

     Group health and dental insurance for employees of ACR Group, Inc. and certain of its subsidiaries. The plan is self-funded up to specified individual and aggregate limits and administered by AH & L Insurance.

Guarantee Life Insurance Company Group Policy No. GL 01-0004157

     Group term life and short-term disability insurance policy covering employees of ACR Group, Inc. and all subsidiaries except Contractors Heating & Supply, Inc.

Guarantee Life Insurance Company Group Policy No. GL 01-0004158

     Group term long-term disability insurance policy covering employees of ACR Group, Inc. and all subsidiaries except Contractors Heating & Supply, Inc.

Schedule 5.1(p) - Page 1

UNUM Life Insurance Company of America Policy No. 027371

     Group long-term care insurance covering certain groups of employees of at all ACR Group, Inc. companies.

America United Life Insurance Company Policy No. GL00602129

     Group voluntary term life insurance with accelerated life benefit available to all employees of ACR Group, Inc. companies.

Continental Casualty Co. Policy No. SR-83072577

     Group voluntary accidental death and dismemberment insurance available to all employees of all ACR Group, Inc. companies except Contractors Heating & Supply, Inc.

United Health Care Policy No. J8875 and 1J8876

     Group health care insurance for employees of Contractors Heating & Supply, Inc. The plan is a fully insured preferred provider organization.

United Dental Care Policy No. 1962 and 92975

     Group dental care insurance for employees of Contractors Heating & Supply, Inc.

The Guardian  - Policy No. 00313383

     Group long-term disability for employees of Contractors Heating & Supply, Inc.

John Alden Life Insurance Company Policy No. 9747120001

     Group health insurance policy for employees at the El Paso, TX branch of Contractors Heating & Supply, Inc.

Schedule 5.1(p) - Page 2

Nevada Care Policy No. 131093

    Group health care insurance for employees of Heating and Cooling Supply, Inc.

Ameritas Life Insurance Company Policy No. BL329841-1

    Group dental and vision care insurance for employees of Heating and Cooling Supply, Inc.

Schedule 5.1(p) - Page 3

                                SCHEDULE 5.1(u)

             CHIEF EXECUTIVE OFFICE; LOCATION OF BOOKS AND RECORDS

ACR Group, Inc.                             Time Energy Systems Southwest, Inc.
3200 Wilcrest Dr., Suite 440                3200 Wilcrest Dr., Suite 440
Houston, TX 77042                           Houston, TX 77042

ACR Supply, Inc.
8798 Westpark Dr.
Houston, TX 77063


Total Supply, Inc.
5158 Kennedy Rd., Suite F
Forest Park, GA  30297

Heating and Cooling Supply, Inc.            Prior to 1998:
3955 West Sunset Rd.                        3600 West Oquendo
Las Vegas, NV 89118                         Las Vegas, NV 89118

Valley Supply, Inc.                         Prior to 1998:
5158 Kennedy Rd., Suite F                   1957 Vanderhorn
Forest Park, GA 30297                       Memphis, TN 38134

Ener-Tech Industries, Inc.                  Prior to 2000:
722 Massman Drive                           4304 Charlotte Avenue
Nashville, TN 37210                         Nashville, TN 37209

Florida Cooling Supply, Inc.                Prior to 1999:
2040 Range Road                             2041 Range Road
Clearwater, FL 33765                        Clearwater, FL 33765

Lifetime Filter, Inc.
1005 Katyland Dr.
Katy, TX  77493

West Coast HVAC Supply, Inc.                Prior to 1998:
5403 Ayon Avenue                            577 E. Edna Place
Irwindale, CA 91706                         Covina, CA 91723

SCHEDULE 5.1(u) - Page 1

Contractors Heating & Supply, Inc.
70 Santa Fe Dr.
Denver, CO  80223

CAC Distributors, Inc.
747 Kenrick, Suite 124
Houston, TX 77060

SCHEDULE 5.1(u) - Page 2

                                SCHEDULE 5.1(w)

                           FICTITIOUS, ASSUMED NAMES

Total Supply - used in Tennessee as a trade name for Valley Supply, Inc.

ACH Supply - used in California as a trade name for West Coast HVAC Supply, Inc.

Central Air-Conditioning Distributors - used in Texas as trade name for CAC Distributors, Inc.

SCHEDULE 5.1(w)

Payee                                                                Subsidiaries
-----------------------------------------------------------------------------------------------------------
Alco Controls, Division of Emerson Electric Co.            Florida Cooling Supply

American Distributors of Texas, Inc.                       ACR Supply

CertainTeed Corporation                                    ACR Supply, Total Supply, Heating
                                                           and Cooling Supply

Deutsche Financial Services Corporation                    Heating and Cooling Supply,
                                                           Florida
                                                           Cooling Supply

Enterprise Fleet Services                                  ACR Supply

Evcon Industries, Inc.                                     ACR Supply

GMC Sales Corp.                                            Total Supply, Heating and Cooling
                                                           Supply, Valley Supply

Goodman Manufacturing Company, L.P.                        Total Supply, Heating and Cooling
                                                           Supply

International Comfort Products, Inc.                       ACR Supply, Heating and Cooling
                                                           Supply, Florida Cooling Supply

Knauf FiberGlass GmbH                                      Florida Cooling Supply

Mueller Industries, Inc.                                   Valley Supply

Phoenix Manufacturing, Inc.                                Heating and Cooling Supply

TransAmerica Distribution Finance                          ACH Supply, CAC Distributors, Inc.
                                                           (f/k/a Times Energy Systems Southwest, Inc.)

SCHEDULE 10.3 - Page 1

Guaranties executed by ACR Group, Inc. to suppliers on behalf of subsidiaries:


ACR Group, Inc. in the ordinary course of business has guaranteed lease obligations of certain of its subsidiaries with respect to facilities occupied by branch operations.

SCHEDULE 10.3 - Page 2